                                                                  EXHIBIT 10.15


                              LIPID SCIENCES, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT



         THIS AGREEMENT made and entered into as of the 25th day of March, 2000 (the "Grant Date"), by Lipid Sciences, Inc., a Delaware corporation (the "Company"), and Gary S. Roubin ("Participant").

                                    RECITALS

         WHEREAS, the Company believes it to be in the best interests of the Company and its stockholders for such individuals to obtain or increase their stock ownership interest in the Company in order that they will have a greater incentive to work for and manage the Company's affairs.

         WHEREAS, the Participant is a non-employee member of the Board of Directors of the Company (the "Board") or a consultant or advisor to the Company and has been selected by the Board to receive an option.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

         1.       Option.

                  (a) Grant. Subject to the terms and conditions of this Agreement, the Company hereby grants to Participant a Non-Qualified Stock Option (the "Option") to purchase all or any part of the Company's shares of common stock (the "Shares") set forth on the signature page hereof, at the exercise price set forth on the signature page hereof.

                  (b) Term. The term of the Option shall expire at 11:59 p.m. on the date immediately preceding the tenth anniversary of the date of grant of the Option.

                  (c) Vesting. The Option shall vest as set forth in the following table:

       Number of Optioned Shares Vested                Vesting Date
       --------------------------------                ------------
                    33,334                              Immediately
                    33,333                  One Year Anniversary of grant date
                    33,333                   Second Anniversary of grant date

         2. Exercise. The Option may not be exercised prior to the date it is vested or after the expiration date. Participant may, subject to the limitations of this Agreement, exercise all or any portion of the Option that has vested pursuant to Section 1 hereof by providing written notice of exercise to the Company specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment of the exercise price for such Shares. The exercise price shall be paid in cash, by the surrender of a whole number of Shares (free of all adverse claims and duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank) having a fair market value as determined by the Board ("Fair Market Value") on the date of exercise equal to the exercise price, or by the surrender of the unexercised, vested portion of the Option as to which the Spread (as hereinafter defined) is equal to the exercise price, or any combination of the foregoing. "Spread" means the Fair Market Value on the date of exercise of the underlying Shares less the exercise price. No portion of the Option may be exercised after it has expired pursuant to Section 1 hereof.

         3.       Termination of Service.

                  (a) Except as otherwise provided by the Board, if the Participant ceases to provide services to the Company for any reason other than death, disability or cause (as defined below), then the Participant may exercise the Option, to the extent vested and exercisable as of the date of such cessation of services, for a period of three (3) months after such date, but in no event beyond the Expiration Date of the Option.

                  (b) If the Participant ceases to provide services to the Company by reason of death or disability as defined in Section 22(e)(3) of the Code, then the Participant (or the Participant's beneficiary or estate in the event of the Participant's death) may exercise the Option, to the extent vested and exercisable as of the date of the Participant's death or disability, for a period of twelve (12) months following the date of death or disability, but in no event beyond the Expiration Date.

                  (c) If the Participant ceases to provide services to the Company for cause, the Option (whether or not vested) shall immediately terminate upon such cessation of services. For this purpose, "cause" is defined to mean a termination of services as a result of: (i) the failure of the Participant to perform or observe any of the terms or provisions of any written agreement between the Participant and the Company, or, if no written agreement exists, the gross dereliction of the Participant's duties with respect to the Company; (ii) the failure of the Participant to comply fully with the lawful directives of the Board of the Company, or the officers or supervisory employees to whom the Participant is reporting; (iii) dishonesty; (iv) misconduct; (v) conviction of a crime involving moral turpitude; (vi) substance abuse; (vii) misappropriation of funds; (viii) disloyalty or disparagement of the Company or its management or employees; or (ix) other proper cause determined in good faith by the Board.

         4. Change of Control. In the event of a Change of Control, any unvested portion of the Option shall vest in full. Change of Control means: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity (unless such plan is subsequently abandoned); (ii) the adoption by the Company's shareholders of a plan of liquidation or the approval of the dissolution of the Company (unless such liquidation or dissolution is subsequently abandoned); (iii) the approval by the Company's shareholders of an agreement providing for the sale of all or substantially the assets of the Company unless such sale is subsequently abandoned); or (iv) the acquisition of more than thirty percent (30%) of the outstanding Shares by any person within the meaning of Rule 13(d)(3) under the Securities Exchange Act of 1934 if such acquisition is not preceded by a prior expression of approval by the Board; or (v) one-third or more of the Company's Board are not Continuing Directors (a "Continuing Director" means any member of the Board who was a member on May 19, 1999, and any Director who was recommended for election, or is elected to fill a vacancy, as a director by a majority of the Continuing Directors then on such Board).

         5. Withholding. The Company may deduct and withhold from any cash payable to Participant such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes in connection with any exercise of this Option. The Participant may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option or (b) by delivering to the Company Shares already owned by the Participant. The Shares so delivered or withheld shall be a whole number, have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined, shall be free of all adverse claims, and shall be duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank.

         6. Non-transferability. Participant shall have no rights to sell, assign, transfer, pledge, assign or otherwise alienate the Option under this Agreement, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and any such attempted sale, assignment, transfer, pledge or other conveyance shall be null and void. The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her legal representative).

         7. Beneficiary. The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by Participant in accordance herewith (the person who is Participant's Beneficiary at the time of his or her death is referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of Participant. Participant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Board. The last such designation received by the Board shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board prior to Participant's death, and in no event shall any designation be effective as of a date prior to such receipt. If no Beneficiary designation is in effect at the time of Participant's death, or if no designated Beneficiary survives Participant or if such designation conflicts with law, Participant's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of Optionee. If the Board is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the underlying Shares, until the Board determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

         8. Securities Law Restrictions. Participant acknowledges that he is acquiring the Option and the Shares purchasable pursuant to the Option for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Act"). Participant agrees and acknowledges with respect to any Shares that have not been registered under the Act, that (i) Participant will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Shares to such effect. As a further condition to the issuance of the Shares, the Participant agrees for himself, and his heirs, legatees and legal representatives, prior to such issuance to execute and deliver to the Company such investment representations and warranties, and to take such other actions, as counsel for the Company determines may be necessary or appropriate for compliance with the Act and any applicable securities laws.

         Participant has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of this option and with respect to the business, affairs, financial condition and results of operations of the Company. Participant has had access to such financial and other information as is necessary in order for Participant to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of information to which Participant has had access. Participant further represents and warrants that the Participant is an accredited investor as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933.

         Unless otherwise determined by the Board, the Participant agrees that any certificate representing shares of Stock acquired upon exercise of the Option shall bear the following legend:

                  The shares of Stock represented by this certificate are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). These shares may not be sold, transferred or disposed of unless they are registered under the Act, or sold in a transaction that is exempt from registration under the Act and any applicable state securities laws.

         9.       Two-Year Market Stand-Off Agreement.

                  (a) Each Participant may not, without the prior written consent of the managing underwriter, during the period commencing on the date that LSI's common stock begins trading on Nasdaq or any other securities exchange or quotation system and ending on the date specified by LSI and the managing underwriter (the period may not exceed two years) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock (whether such shares or any such securities are then owned by the Participant or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause
(i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The underwriters in connection with LSI's initial public offering are intended third party beneficiaries of this section and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

                  (b) In order to enforce the covenant in this section 9, LSI may impose stop-transfer instructions with respect to the registrable securities of each Participant (and the shares or securities of every other person subject to the foregoing restriction) until the end of the relevant period.

         10.      Limited Interest.

                  (a) The grant of the Option shall not be construed as giving Participant any interest other than as provided in this Agreement.

                  (b) Participant shall have no rights as a stockholder as a result of the grant of the Option, until the Option is exercised, the exercise price is paid, and the Shares issued thereunder.

                  (c) The grant of the Option shall not confer on Participant any right to continue as an employee, nor interfere in any way with the right of the Company to terminate the Participant at any time.

                  (d) The grant of the Option shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger, consolidation or business combination of the Company, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Shares or the rights of the holders thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other Company act or proceeding, whether of a similar character or otherwise.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         12. Amendment. This Agreement may not be amended, modified, terminated or otherwise altered except by the written consent of the parties thereto.

         13. Counterparts. This Non-Qualified Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers and its corporate seal hereunto affixed, and the Participant has hereunto affixed his hand the day and year first above written.


                                        LIPID SCIENCES, INC.


                                        By:
                                           ------------------------------------
                                            Christopher A. Marlett, Chairman

                                                        ("Company")


                                        By:
                                            -----------------------------------
                                            Gary Roubin

                                                       ("Participant")



No. of Shares: 100,000                      Grant Date: May 25, 2000

Exercise Price Per Share: $3.50             Initial Exercise Date: May 25, 2001

                                            Option Expiration Date: May 25, 2010

Date of Agreement: March 25, 2000           Date of First Service: May 25, 2001

Beneficiary:                                Address of Beneficiary:
            ----------------------
                                            350 E. 79th Street, 23A
Beneficiary Tax Identification No.:         New York, NY 10021